SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST REPORTED EVENT - JUNE 18, 1999



                                 TELEMETRIX INC.
              ---------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                     0-14724               59-3453156
 ------------------------------       -----------         ---------------------
(State or other jurisdiction of      (Commission         (IRS Employer
 incorporation or organization)       File Number)        Identification Number)



                   c/o Michael L. Glaser, corporate Secretary
                           633 17th Street, Suite 2700
                             Denver, Colorado 80202
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              (Address of Registrant's principal executive offices)


                                 (303) 383-7610
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              (Registrant's telephone number, including area code)



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ITEM 4.   Changes in the Registrant's Certifying Accountant.

     Item 4 of Registrant's Current Report dated May 17, 1999, stated that BDO Seidman, LLP, was Registrant's continuing accountant. However, BDO Seidman, LLP never entered into an agreement with the Registrant, but instead entered into an agreement with one of the Registrant's subsidiaries. Consequently, BDO Seidman, LLP has neither consented nor commenced to serve as Registrant's independent auditors.

ITEM 5.   OTHER EVENTS

     Item 1 of Registrant's Current Report dated April 14, 1999, described a business combination ("Combination") that resulted in a change of control of Registrant. On April 5, 1999, Registrant completed the share exchange to acquire Telemetrix Resource Group, Inc.; however, the share exchange to acquire WTC (i.e., Tracy Corporation II d/b/a Western Total Communications) is conditioned on the Federal Communications Commission ("FCC") consenting ("Consent") to the transfer of control of WTC, which holds radio frequency licenses.

     All necessary applications were filed with the FCC in March-April 1999 and the 30-day statutory public notice periods expired without comments or objections. The applications await action by the FCC, which Registrant believes is the final stage of the application approval process. Since the Registrant satisfies the FCC's specific criteria for control of radio frequency licenses, Registrant anticipates that the FCC will approve the applications. Registrant expects that the FCC's Consent will be issued within a reasonable time after June 30, 1999. Registrant plans to complete its acquisition of WTC shortly after receiving the required FCC consent.

     The Registrant relocated its principal executive office to Denver, Colorado at the address listed on the cover page of this Report

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial Statements of Business Acquired.

          (i) TRG Financial Statements. TRG has prepared financial statements for the periods specified in Item 310(c) of Regulation S-B; however, those financial statements have not yet been audited by an independent accountant since TRG and Registrant have not yet engaged an independent accountant (see Item 4, above). After Registrant and TRG engage an independent accountant, the financial statements will be audited and then filed with the Commission.

          (ii) WTC Financial Statements. Registrant has received WTC's audited financial statements for the periods specified in Item 310(c) of Regulation S-B. After Registrant completes its acquisition of WTC (as described in Item 5, above), it will file those audited financial statements.

(b)       Pro Forma Financial Statements.

          Since TRG's audited financial statements are not yet available, Registrant has not prepared pro forma financial information concerning the Combination. When Registrant receives audited financial statements for TRG, Registrant will prepare and file the pro forma financial information required by Article 11 of Regulation S-X.


(c)       Exhibits.         None.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         TELEMETRIX INC., a Delaware corporation
                                         (formerly known as Arnox Corporation)

June 18, 1999                            By: /s/ MICHAEL L. GLASER
                                             -----------------------------------
                                             Michael L. Glaser, Secretary